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SULLIVAN & CROMWELL

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                                                                February 3, 1997

Securities and Exchange Commission,
  450 Fifth Street, N.W.,
    Washington, D.C. 20549.

                  Re:      Registration Statement on Form N-1A --
                           Prudential Government Securities Trust
                           Post-Effective Amendment No. 26 to
               Registration No. 2-74139

Gentlemen:
         We have reviewed the above-referenced Post-Effective
Amendment to the Registration Statement of Prudential
Government Securities Trust, and we advise you that, based on the oral response of the staff of the Securities and Exchange Commission to the written request, dated January
23, 1997, of Deborah A. Docs of Prudential Mutual Fund
Management LLC, we do not believe that such Post-Effective
Amendment contains disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933. This letter is furnished to the Commission pursuant to paragraph (b)(4) of such Rule.
                                                         Very truly yours,

                                                         /s/ Sullivan & Cromwell

                                                         Sullivan & Cromwell